EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 28, 1997 included in Amendment No. 1 to Brazos Sportswear, Inc.'s Current Report on Form 8-K/A dated May 12, 1997.

                                                    /s/ Arthur Andersen LLP

                                                    ARTHUR ANDERSEN LLP

Cincinnati, Ohio
November 19, 1997